UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2008

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Science Center Drive, San Diego, California, 92121-1117

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K filed by Ligand Pharmaceuticals Incorporated (“Ligand”) with the Securities and Exchange Commission on December 24, 2008 (the “Original 8-K”), announcing the completion of its acquisition of Pharmacopeia, Inc. This Form 8-K/A amends the Original 8-K to include the financial statements required by Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this Item with respect to the merger described in Item 2.01 in the Original 8-K, as modified hereby, were previously filed as part of Amendment No.1 to Registration Statement on Form S-4 filed by Ligand with the Securities and Exchange Commission on November 17, 2008.

(b)	Pro forma financial information.

The pro forma financial information required by this Item with respect to the merger described in Item 2.01 in the Original 8-K, as modified hereby, were previously filed as part of Amendment No.1 to Registration Statement on Form S-4 filed by Ligand with the Securities and Exchange Commission on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: February 25, 2009	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary